UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

___________________________

Esports Technologies, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

197 E. California Ave Ste 302, Las Vegas, NV 89104

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 411-2726

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Esports Technologies, Inc. (the “Company”) was held pursuant to notice on February 9, 2022, in a virtual format. The total number of shares of common stock voted in person or by proxy at the Annual Meeting was 9,256,157 shares, representing approximately 65.22% of the 14,191,739 shares outstanding and entitled to vote at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 12, 2022, and are incorporated herein by reference.

1.       The election of directors duly nominated:

NOMINEE	VOTES FOR	VOTES WITHHELD
Aaron Speach	7,533,125	28,641
Michael Nicklas	7,520,407	41,359
Dennis Neilander	7,289,072	272,694
Christopher S. Downs	7,526,208	35,558

2.       The ratification of the appointment of PWR CPA, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2022.

For: 9,229,476	Against: 26,456	Abstain: 225

3.        The approval of an increase in the number of shares of common stock authorized for issuance under the Company’s 2020 Stock Plan by 1,000,000 shares.

For: 6,539,024	Against: 1,021,695	Abstain: 1,047

4.        The approval, for purposes of complying with Nasdaq Listing Rule 5635, of (i) the conversion of the Series A Convertible Preferred Stock issued in a private placement by the Company (the “2021 Private Placement”) into common stock, and (ii) the issuance of common stock underlying warrants issued in the 2021 Private Placement.

For: 7,411,924	Against: 143,134	Abstain: 6,708

5.        The approval, for purposes of complying with Nasdaq Listing Rule 5635, of a “weighted-average” anti-dilution share adjustment provision included in a warrant issued to a lender, which could result in additional shares of Company common stock being issued.

For: 7,547,485	Against: 13,242	Abstain: 1,039

2

6.        The authorization of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 4 and/or 5

For: 9,067,238	Against: 182,783	Abstain: 6,136

For Proposals 3, 4 and 5, broker non-votes amounted to 1,694,391.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1	Esports Technologies, Inc. 2020 Stock Plan, as amended February 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS TECHNOLOGIES, INC.
Date: February 14, 2022
By: /s/ Jim Purcell
Jim Purcell
Chief Financial Officer

4